Exhibit 99.1

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 1 of 73

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	SIX(6)
Debtor(s).	For the Month Ending:	11/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A. DIP OPERATING ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		264,015.96
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		252,945.19
3. BEGINNING BALANCE:		11,070.77
4. TOTAL RECEIPTS THIS PERIOD:		368,108.09
5. BALANCE:		379,178.86
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	180,260.52	
Disbursements (from page 2)	67,599.65	
TOTAL DISBURSEMENTS THIS PERIOD:***		247,860.17
7. ENDING BALANCE:		131,318.69

8. General Account Number(s): XX-6261

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 11/2/2020 TollfreeForwarding.com Communication 586 . 7 2 586 . 7 2 ECHECK Merchant account processing fee 2 , 000 . 0 0 2 , 000 . 0 0 Blue Shield of CA Emoployee Benefit 206 . 9 9 206 . 9 9 11/3/2020 Deposited check returned Membership returned 99 . 0 0 99 . 0 0 Vonage Communication 377 . 2 2 377 . 2 2 11/9/2020 Lexisnexis Due & Subscription 451 . 5 0 451 . 5 0 Charter Communication Uitilies 116 . 9 7 116 . 9 7 11/12/2020 Transfer to EW #6268 Transfer 56 , 254 . 0 4 56 , 254 . 0 4 Xinyun Zhong Transfer to China Petty Cash 9 , 897 . 0 0 9 , 897 . 0 0 United Healthcare Employee Benefit 4 , 623 . 8 9 4 , 623 . 8 9 11/16/2020 Transfer to EW #6268 Transfer 20 , 000 . 0 0 20 , 000 . 0 0 Transfer to EW #6268 Transfer 2 , 000 . 0 0 2 , 000 . 0 0 Hunter Taubman LLP Professional Service fee 750 . 0 0 750 . 0 0 11/17/2020 Analysis Activity Bank Service fee 736 . 5 8 736 . 5 8 11/18/2020 Dandy Data Solutions Professional Service fee 3 , 500 . 0 0 3 , 500 . 0 0 11/19/2020 Deposited check returned Membership returned 2 , 698 . 0 0 2 , 698 . 0 0 11/20/2020 Transfer to EW #6268 Transfer 25 , 289 . 4 0 25 , 289 . 4 0 11/23/2020 Transfer to EW #6268 Transfer 45 , 439 . 2 2 45 , 439 . 2 2 11/23/2020 Transfer to BOC Transfer 21 , 380 . 8 6 21 , 380 . 8 6 11/23/2020 Deposited check returned Membership returned 559 . 0 0 559 . 0 0 SO CALI EDISON Uitilies 252 . 7 0 252 . 7 0 11/24/2020 The Law offices of Melissa N. Armstrong Professional Service fee 14 , 500 . 0 0 14 , 500 . 0 0 Sequoia Group CPA Professional Service fee 10 , 500 . 0 0 10 , 500 . 0 0 Lancer Investment LLC Office rent 6 , 072 . 3 2 6 , 072 . 3 2 Omni Management Group Professional Service fee 2 , 778 . 8 7 2 , 778 . 8 7 Kaiser Foundation Health Employee Benefit 2 , 564 . 7 9 2 , 564 . 7 9 Global One Fillings, Inc Professional Service fee 1 , 477 . 0 0 1 , 477 . 0 0 Database Mart LLC Professional Service fee 600 . 0 0 600 . 0 0 11/25/2020 Delray Wannemacher Board Member fee 2 , 500 . 0 0 2 , 500 . 0 0 Globex Transfer Professional Service fee 2 , 400 . 0 0 2 , 400 . 0 0 Quote Media Professional Service fee 875 . 5 0 875 . 5 0 IMS Executive Suites Mailbox rent 350 . 0 0 350 . 0 0 11/27/2020 Chen, Po - show Shanghai Office rent 6 , 022 . 0 0 6 , 022 . 0 0 Enterprise Bank Bank Service fee 0 . 6 0 0 . 6 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $180 , 260 . 5 2 $67,599.65 $247 , 860 . 1 7 Case 2:20 - bk - 1 TO 5 T 5 A 0 L 1 D - E IS R BURS D EM oc EN 2 T 6 S 3 FRO F M il G e E d N 1 ER 2 A /1 L 5 A / C 2 C 0 OUN E T n F t O e R re C d UR 1 R 2 E / N 1 T 5 P /2 E 0 RIO 1 D 7:31:44 Desc Main Document Page 2 of 73

Bank statement Date: 11/30/2020 Balance on Statement: $131,318.69 Plus deposits in transit (a): Deposit Date Deposit Amount 0.00 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number Check Date Check Amount TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - $131,318.69 ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Ma G in E D N o E c R u A m L en A t CCO P U a N ge T 3 of 73 BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 4 of 73

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS)
	Case Number: 2:20-bk-15501
	Operating Report Number: SIX(6)
	For the Month Ending: 11/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.1 DIP PAYROLL ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		147,640.05
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		145,470.05
3. BEGINNING BALANCE:		2,170.00
4. TOTAL RECEIPTS THIS PERIOD:		148,982.66
5. BALANCE:		151,152.66
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	149,755.50	
TOTAL DISBURSEMENTS THIS PERIOD:***		149,755.50
7. ENDING BALANCE:		1,397.16

8. General Account Number(s): XX-6268

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 11 / 13 / 202 0 Intuit Payroll 41 , 512 . 6 4 41 , 512 . 6 4 11 / 16 / 202 0 IRS Payroll Tax 24 . 0 0 24 . 0 0 11 / 16 / 202 0 IRS Payroll Tax 10 , 215 . 7 0 10 , 215 . 7 0 11 / 17 / 202 0 NYS Dept of Taxation & Finance Payroll Tax 908 . 2 1 908 . 2 1 11 / 17 / 202 0 EDD Payroll Tax 2 , 363 . 6 8 2 , 363 . 6 8 11 / 17 / 202 0 Wei Wang Payroll 25 , 000 . 0 0 25 , 000 . 0 0 11 / 23 / 202 0 Wei Wang Payroll 10 , 215 . 6 9 10 , 215 . 6 9 11 / 25 / 202 0 EDD Payroll Tax 3 , 162 . 9 1 3 , 162 . 9 1 11 / 25 / 202 0 IRS Payroll Tax 11 , 910 . 8 0 11 , 910 . 8 0 11 / 25 / 202 0 Intuit Payroll 34 , 136 . 1 1 34 , 136 . 1 1 11 / 27 / 202 0 NYS Dept of Taxation & Finance Payroll Tax 416 . 7 5 416 . 7 5 11 / 27 / 202 0 EDD Payroll Tax 1 , 782 . 5 5 1 , 782 . 5 5 11 / 27 / 202 0 IRS Payroll Tax 8 , 106 . 4 6 8 , 106 . 4 6 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 149 , 755 . 5 0 $149 , 755 . 5 0 Case 2:20 - bk T - O 1 T 5 A 5 L 0 D 1 I - S E BU R RSEM D E o N c T 2 S 6 FR 3 OM F DI il P e P d AY 1 R 2 O /1 LL 5/ A 2 C 0 COU E NT nt F e O r R e C d U 1 R 2 RE /1 N 5 T / P 2 E 0 RI 1 O 7 D :31:44 Desc Main Document Page 5 of 73

Bank statement Date: 11/30/2020 Balance on Statement: $1,397.16 Plus deposits in transit (a): Deposit Date Deposit Amount 0.00 TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - $1,397.16 ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment A. DIP PAYROLL ACCOUNT TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number Check Date Check Amount Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc M D a I i P n P D A o Y cu R m O e L n L t ACC P O a U ge N 6 T of 73 BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 7 of 73

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS)	
	Case Number:	2:20-bk-15501
	Operating Report Number:	SIX(6)
	For the Month Ending:	11/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.2 DIP TAXES ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		7.81
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		7.81
4. TOTAL RECEIPTS THIS PERIOD:		0.00
5. BALANCE:		7.81
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		7.81

8. General Account Number(s): XX-6275

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc
Main Document Page 8 of 73

TOTAL DISBURSEMENTS FROM DIP TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$0.00	$0.00	$0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

Bank statement Date: 11/30/2020 Balance on Statement: $7.81 Plus deposits in transit (a): Deposit Date Deposit Amount 0.00 TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - $7.81 ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment A. DIP PAYROLL ACCOUNT TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number Check Date Check Amount Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc M D a I i P n P D A o Y cu R m O e L n L t ACC P O a U ge N 9 T of 73 BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 7 of 73

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS)
	Case Number: 2:20-bk-15501
	Operating Report Number: SIX(6)
	For the Month Ending: 11/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
BANK OF CHINA CASH ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS			50,243.43
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS			27,163.01
3. BEGINNING BALANCE:			23,080.42
4. RECEIPTS DURING CURRENT PERIOD:			21,535.17
5. BALANCE:			44,615.59
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD			
Transfers to Other DIP Accounts (from page 2)		14,848.98	
Disbursements (from page 2)		7,719.15	
TOTAL DISBURSEMENTS THIS PERIOD:***			22,568.13
7. ENDING BALANCE:			22,047.46

8. General Account Number(s): XX-3478

Depository Name & Location: Bank of China
1377 Nanjing Road West
Shanghai, China

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc
Main Document Page 11 of 73

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
11/12/2020		Transfer	Transfer to China Petty Cash	7,386.80		7,386.80
11/13/2020		Transfer	Transfer to China Petty Cash	7,462.18		7,462.18
11/19/2020		Shanghai Employee	Employee benefit		7,719.15	7,719.15
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$14,848.98	$7,719.15	$22,568.13

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

Bank statement Date: 11/30/2020 Balance on Statement: $22,047.46 Plus deposits in transit (a): Deposit Date Deposit Amount 0.00 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - $22,047.46 ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc BAN M K ai O n F D C oc H u IN m A en C t ASH Pa A g C e C 1 O 2 U o N f T 73 BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 9 of 36

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS)
	Case Number: 2:20-bk-15501
	Operating Report Number: SIX(6)
	For the Month Ending: 11/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
SHANGHAI NEWCOINS 0455 ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		308.54
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		308.54
4. RECEIPTS DURING CURRENT PERIOD:		0.00
5. BALANCE:		308.54
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		308.54

8. General Account Number(s): XX-0455

Depository Name & Location: Shanghai Pudong Development Bank
18 JIAFENG RD.,WAI GAO QIAO FTZ
SHANGHAI,CHINA

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $0.00 $0 . 0 0 C T a O s T e AL 2: D 2 I 0 S - B b U k R - 1 SE 5 M 50 E 1 N - T E S R FRO D M o S c HA 26 N 3 GHA F I i N le E d W 1 C 2 O / I 1 N 5 S /2 A 0 CCO E U n N t T er A e C d CO 12 U / N 1 T 5 F /2 O 0 R 1 C 7 U : R 3 R 1 E :4 N 4 T PE D R e IO s D c Main Document Page 14 of 73

Bank statement Date: 11/30/2020 Balance on Statement: $308.54 Plus deposits in transit (a): Deposit Date Deposit Amount 0.00 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - $308.54 ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc SHANGH M AI a N in E D W o C cu O m IN e S nt ACC P O a U g N e T 15 AC of C 7 O 3 UNT BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc
Main Document Page 6 of 3

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS) Case Number: 2:20-bk-15501 Operating Report Number: SIX(6) For the Month Ending: 11/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
SHANGHAI NEWCOINS 1942 ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		22,000.07
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		22,000.00
3. BEGINNING BALANCE:		0.07 [1]
4. RECEIPTS DURING CURRENT PERIOD:		0.00
5. BALANCE:		0.07
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		0.07

8. General Account Number(s): XX-1942

Depository Name & Location: Shanghai Pudong Development Bank
18 JIAFENG RD.,WAI GAO QIAO FTZ
SHANGHAI,CHINA

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1] This Account was opened on August 10, 2020. Debtor has supplemented MOR #4 and #5 to show additional monthly statements.

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $0.00 $0 . 0 0 C T a O s T e AL 2: D 2 I 0 S - B b U k R - 1 SE 5 M 50 E 1 N - T E S R FRO D M o S c HA 26 N 3 GHA F I i N le E d W 1 C 2 O / I 1 N 5 S /2 A 0 CCO E U n N t T er A e C d CO 12 U / N 1 T 5 F /2 O 0 R 1 C 7 U : R 3 R 1 E :4 N 4 T PE D R e IO s D c Main Document Page 17 of 73

Bank statement Date: 11/30/2020 Balance on Statement: $0.07 Plus deposits in transit (a): Deposit Date Deposit Amount 0.00 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - $0.07 ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc SHANGH M AI a N in E D W o C cu O m IN e S nt ACC P O a U g N e T 18 AC of C 7 O 3 UNT BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc
Main Document Page 19 of 73

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

A. DIP OPERATING ACCOUNT	131,318.69
A.1 DIP PAYROLL ACCOUNT	1,397.16
A.2 DIP TAXES ACCOUNT	7.81
CHASE ACCOUNT #1723	0.00
CHASE ACCOUNT #1731	0.00
CHASE ACCOUNT #6062	0.00
BANK OF CHINA CASH ACCOUNT	22,047.46
SHANGHAI NEWCOINS ACCOUNT 0455	308.54
SHANGHAI NEWCOINS ACCOUNT 1942	0.07
PETTY CASH CHINA (SEE BELOW)	7,047.87

TOTAL CASH AVAILABLE: 162,127.60

Petty Cash (China) Transactions:

Date	Purpose	Amount
11/1/2020	Beginning Balance	596.00
11/1/2020	Collection of Oct membership subscription	32,546.00
11/1/2020	Collection of Oct membership subscription	50.00
11/12/2020	Withdraw from Bank of China	7,386.80
11/13/2020	Withdraw from Bank of China	7,462.18
11/13/2020	Transfer	9,897.00
11/13/2020	October Salary	(46,899.54)
11/13/2020	October Utilities Fee	(129.66)
11/13/2020	October Office Managerment Fee	(973.92)
11/13/2020	October Office 1 additional ADSL fee	(858.36)
11/13/2020	October Telephone Fee	(31.33)
11/13/2020	October Office supplies	(530.18)
11/13/2020	October Transportation fee	(192.33)
11/13/2020	October Warren's Expenses fee	(8.81)
11/13/2020	New Office annual ADSL fee- China Unicom	(854.50)
11/30/2020	Realized Foreign Currency Gain(Loss)	(411.48)

TOTAL PETTY CASH TRANSACTIONS: 7047.87

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 20 of 73

EAST WEST BANK Your financial bridge

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

Direct inquiries to:
888 895-5650

ACCOUNT STATEMENT
Page 1 of 5
STARTING DATE: November 01, 2020
ENDING DATE: November 30, 2020
Total days in statement period: 30
6261
(0)

CHINESEINVESTORS.COMINC
CHAPTER 11 DEBTOR INPOSSESSION
CASE #20-15501
OPER ATING ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

From all of us at East West Bank, we wish you a healthy and safe holiday season during these challenging times. We thank you for choosing us as your bank and look forward to continue to serve your financial needs as we start the new year together.

Commercial Analysis Checking

Account number	6261	Beginning balance		$11,070.77
Low balance	$4,905.85	Total additions	(127)	368,108.09
Average balance	$41,804.74	Total subtractions	(39)	247,860.17
		Ending balance		$131,318.69

CREDITS

Number	Date	Transaction Description		Additions
	11-02	Pre-AuthCredit		1,394.89
	11-02	Deposit		3,600.00
	11-03	Deposit		99.00
	11-04	Deposit		559.00
	11-04	Deposit		3,000.00
	11-05	Deposit Adj-Cr		99.00
	11-05	Wire Trans-IN		1,544.46
	11-05	Deposit		1,599.00
	11-06	Deposit		1,287.00
	11-09	Wire Trans-IN		1,287.00
	11-09	Wire Trans-IN		1,694.00
	11-09	Wire Trans-IN		1,699.00
	11-09	Deposit		940.00
	11-09	Deposit		1,563.00
	11-09	Deposit		1,699.00
	11-10	Wire Trans-IN		559.00
	11-10	Wire Trans-IN		1,563.00
	11-10	Wire Trans-IN	WILSON-DAVIS + CO. ,INC.	44,000.00
	11-10	Pre-AuthCredit		1,399.00
	11-10	Deposit		1,599.00
	11-12	Wire Trans-IN		99.00
	11-12	Wire Trans-IN		559.00
	11-12	Wire Trans-IN		559.00
	11-12	Wire Trans-IN		2,840.00
	11-12	Pre-AuthCredit		1,662.00
	11-12	Deposit		459.00
	11-12	Deposit		4,835.00

3409 rev 05-16

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 21 of 73

EAST WEST BANK Your financial bridge

Page 2 of 5

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

STARTING DATE: November 01, 2020
ENDING DATE: November 30, 2020
6261

CHINESEINVESTORS.COM INC

Number	Date	Transaction Description	Additions
	11-13	Deposit	559.00
	11-13	Deposit	1,563.00
	11-16	Wire Trans-IN	1,548.00
	11-16	Wire Trans-IN	1,553.00
	11-16	Deposit	459.00
	11-16	Deposit	559.00
	11-16	Deposit	559.00
	11-16	Deposit	559.00
	11-17	Wire Trans-IN	1,543.00
	11-17	Pre-AuthCredit	1,000.00
	11-17	Pre-AuthCredit	1,563.00
	11-17	Deposit	459.00
	11-17	Deposit	1,287.00
	11-18	Wire Trans-IN	1,563.00
	11-18	Deposit	459.00
	11-18	Deposit	1,563.00
	11-19	Wire Trans-IN	188.00
	11-19	Wire Trans-IN	1,267.00
	11-19	Deposit	1,140.00
	11-19	Deposit	2,698.00
	11-20	Wire Trans-IN	529.00
	11-20	Wire Trans-IN	19,029.22
	11-20	Wire Trans-IN WILSON-DAVIS + CO. ,INC	54,475.43
	11-20	Pre-AuthCredit	559.00
	11-20	Deposit	199.00
	11-20	Deposit	459.00
	11-20	Deposit	1,140.00
	11-20	Deposit	1,563.00
	11-20	Deposit	6,499.00
	11-20	Deposit	10,120.00
	11-23	Deposit Adj-Cr	2,698.00
	11-23	Wire Trans-IN	1,548.00
	11-23	Pre-AuthCredit	1,563.00
	11-23	Deposit	799.00
	11-23	Deposit	828.00
	11-23	Deposit	940.00
	11-23	Deposit	1,140.00
	11-23	Deposit	1,287.00
	11-23	Deposit	1,287.00
	11-23	Deposit	1,563.00
	11-23	Deposit	1,563.00
	11-23	Deposit	1,563.00
	11-23	Deposit	1,563.00
	11-23	Deposit	9,851.00
	11-23	Swift IN Bk Cre	459.00
	11-24	Wire Trans-IN	1.00
	11-24	Wire Trans-IN	1,140.00
	11-24	Wire Trans-IN	1,587.00
	11-24	Deposit	12,299.00

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 22 of 73

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

Page 3 of 5

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

STARTING DATE: November 01, 2020
ENDING DATE: November 30, 2020
6261

CHINESEINVESTORS.COM INC

Number	Date	Transaction Description	Additions
	11-24	Swift IN Bk Cre	828.00
	11-25	Wire Trans-IN	559.00
	11-25	Wire Trans-IN	859.00
	11-25	Wire Trans-IN	1,547.80
	11-25	Wire Trans-IN	1,553.00
	11-25	Wire Trans-IN	1,563.00
	11-25	Pre-AuthCredit	1,563.00
	11-25	Deposit	30,000.00
	11-25	Deposit	559.00
	11-25	Deposit	1,048.80
	11-25	Deposit	1,563.00
	11-25	Deposit	8,791.00
	11-27	Wire Trans-IN	1,287.00
	11-27	Wire Trans-IN	1,287.00
	11-27	Wire Trans-IN	1,287.00
	11-27	Wire Trans-IN	1,553.00
	11-27	Wire Trans-IN	1,563.00
	11-27	Wire Trans-IN	1,563.00
	11-27	Wire Trans-IN	1,563.00
	11-27	Wire Trans-IN	1,563.00
	11-27	Wire Trans-IN	1,563.00
	11-27	Pre-AuthCredit	0.18
	11-27	Pre-AuthCredit	0.42
	11-27	Pre-AuthCredit	100.00
	11-27	Pre-AuthCredit	828.00
	11-27	Pre-AuthCredit	1,563.01
	11-27	Deposit	495.00
	11-27	Deposit	828.00
	11-27	Swift IN Bk Cre	1,563.00
	11-30	Deposit Adj-Cr	1,048.80
	11-30	Wire Trans-IN	459.00
	11-30	Wire Trans-IN	920.00
	11-30	Wire Trans-IN	1,287.00
	11-30	Wire Trans-IN	1,287.00
	11-30	Wire Trans-IN	1,287.08
	11-30	Wire Trans-IN	1,548.00
	11-30	Wire Trans-IN	1,563.00
	11-30	Wire Trans-IN	2,022.00
	11-30	Pre-AuthCredit	1,287.00
	11-30	Deposit	559.00
	11-30	Deposit	459.00
	11-30	Deposit	1,563.00
	11-30	Deposit	559.00
	11-30	Deposit	1,563.00
	11-30	Deposit	1,140.00
	11-30	Deposit	1,441.00
	11-30	Deposit	1,563.00
	11-30	Deposit	1,563.00

Number Date Transaction Description Additions DEBITS Date Transaction Description Subtractions 11 - 27 Preauth Debit 0.60 STARTING DATE: November 01, 2020 ENDING DATE: November 30, 2020 6261 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 CHINESEINVESTORS.COM INC 11 - 30 Deposit 1,563.00 11 - 30 Deposit 2,000.00 11 - 30 Deposit 29,847.00 11 - 02 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 201102 8001311 41.01 11 - 02 Preauth Debit BLUE SHIELD CA BlueShield 201102 206.99 11 - 02 Preauth Debit Chineseinvestors Nov 2020 201102 500.00 11 - 02 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 201102 8001370 512.84 11 - 03 Deposit Corr - DE 99.00 11 - 03 Preauth Debit VONAGE AMERICA VONAGE 201103 33.35 11 - 03 Preauth Debit VONAGE AMERICA VONAGE 201103 33.45 11 - 03 Preauth Debit VONAGE AMERICA VONAGE 201103 34.22 11 - 04 Preauth Debit VONAGE AMERICA VONAGE 201104 66.82 11 - 09 Preauth Debit CHARTER COMMUNIC CHARTER CO 201108 0090527975 SPA 116.97 11 - 09 Preauth Debit LEXISNEXIS/RELX ONLINE PUB 201109 451.50 11 - 12 Outgoing Wire XINYUN ZHONG 9,897.00 11 - 12 Onln Bkg Trfn D TO ACC 05500016268 56,254.04 11 - 12 Preauth Debit UNITEDHEALTHCARE PREMIUM 201112 225488 1,179.68 11 - 12 Preauth Debit UNITED HEALTHCAR EDI PAYMTS 201112 476970077051 3,444.21 11 - 16 Outgoing Wire HUNTER TAUBMAN NY LLP 750.00 11 - 16 Onln Bkg Trfn D TO ACC 05500016268 2,000.00 11 - 16 Onln Bkg Trfn D TO ACC 05500016268 20,000.00 11 - 16 Preauth Debit VONAGE AMERICA VONAGE 201116 100.19 11 - 17 Analysis Servic ANALYSIS ACTIVITY FOR 10/20 736.58 11 - 19 Outgoing Wire DANDY DATA SOLUTIO NS 3,500.00 11 - 19 Deposit Corr - DE 2,698.00 11 - 19 Preauth Debit Chineseinvestors Nov 201119 500.00 11 - 20 Onln Bkg Trfn D TO ACC 05500016268 25,289.40 11 - 23 Outgoing Wire CHINESE INVESTORS. COM SHANGHAI OFFI 21,380.86 11 - 23 Deposit Corr - DE 559.00 11 - 23 Onln Bkg Trfn D TO ACC 05500016268 45,439.22 11 - 23 Preauth Debit VONAGE AMERICA VONAGE 201123 33.60 11 - 23 Preauth Debit VONAGE AMERICA VONAGE 201123 34.30 11 - 23 Preauth Debit VONAGE AMERICA VONAGE 201123 41.29 11 - 23 Preauth Debit SO CALIF EDISON PAYMENTS 201123 252.70 11 - 24 Preauth Debit Chineseinvestors Nov 201124 1,000.00 11 - 24 Preauth Debit KAISER GROUP DUE INTERNET 201124 2,564.79 11 - 24 Preauth Debit Chineseinvestors Nov 2020 201124 35,928.19 11 - 25 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 201125 7967469 32.87 11 - 25 Preauth Debit Chineseinvestors Oct 2020 201125 2,500.00 11 - 25 Preauth Debit Chineseinvestors Nov 2020 201125 3,625.50 11 - 27 Outgoing Wire CHEN PO SHOW 6,022.00 Enterprise Bank Enterprise 201127 Page 4 of 5 Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17 AC : C 3 O 1 UN : T 4 S 4 TATE D MEN e T sc Main Document Page 23 of 73

DAILY BALANCES OVERDRAFT/RETURN ITEM FEES 11 - 09 31,038.97 11 - 19 12,201.27 Date Amount Date Amount Date Amount 10 - 31 11,070.77 11 - 10 80,158.97 11 - 20 81,484.52 11 - 02 14,804.82 11 - 12 20,397.04 11 - 23 42,395.55 11 - 03 14,703.80 11 - 13 22,519.04 11 - 24 18,757.57 11 - 04 18,195.98 11 - 16 4,905.85 11 - 25 62,205.80 11 - 05 21,438.44 11 - 17 10,021.27 11 - 27 74,789.81 11 - 06 22,725.44 11 - 18 13,606.27 11 - 30 131,318.69 STARTING DATE: November 01, 2020 ENDING DATE: November 30, 2020 6261 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 CHINESEINVESTORS.COM INC Total for this period Total year - to - date Total Overdraft Fees $0.00 $0.00 Total Returned Item Fees $0.00 $0.00 Page 5 of 5 Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17 AC : C 3 O 1 UN : T 4 S 4 TATE D MEN e T sc Main Document Page 24 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 25 of 73

CHIN ESEINVESTORS.COM INC CHAPTER 11 DEBTOR IN POSSESSION CASE #20 - 15501 PAYR OLL ACCOUNT 227 W VALLEY BLVD STE 208A SAN GABRIEL CA 91776 - 3779 DAILY BALANCES CREDITS Number Date Transaction Description Additions 6268 Account number Low balance Average balance $399.81 $13,026.23 Beginning balance Total additions Total subtractions Ending balance $2,170.00 148,982.66 149,755.50 $1,397.16 Date 10 - 31 11 - 12 Amount 2,170.00 58,424.04 Date 11 - 13 11 - 16 Amount 16,911.40 28,671.70 Date 11 - 17 11 - 20 Amount 399.81 25,689.21 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 6268 (0) Direct inquiries to: 888 895 - 5650 (5) (13) Commercial Analysis Checking 11 - 12 Onln Bkg Trft C FR ACC 05500016261 56,254.04 11 - 16 Onln Bkg Trft C FR ACC 05500016261 2,000.00 11 - 16 Onln Bkg Trft C FR ACC 05500016261 20,000.00 11 - 20 Onln Bkg Trft C FR ACC 05500016261 25,289.40 11 - 23 Onln Bkg Trft C FR ACC 05500016261 45,439.22 DEBIT S Date Transaction Description Subtractions 11 - 13 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 201113 352089868 41,512.64 11 - 16 Preauth Debit IRS USATAXPYMT 201116 270072142117169 24.00 11 - 16 Preauth Debit IRS USATAXPYMT 201116 270072192638978 10,215.70 11 - 17 Preauth Debit NYS DTF WT Tax Paymnt 201117 000000062161977 908.21 11 - 17 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 201117 436348960 2,363.68 11 - 17 Preauth Debit Chineseinvestors payroll 201117 25,000.00 11 - 23 Preauth Debit Chineseinvestors payroll 201123 10,215.69 11 - 25 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 201125 1960765472 3,162.91 11 - 25 Preauth Debit IRS USATAXPYMT 201125 270073040375002 11,910.80 11 - 25 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 201125 352089868 34,136.11 11 - 27 Preauth Debit NYS DTF WT Tax Paymnt 201127 000000062408981 416.75 11 - 27 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 201127 2006751264 1,782.55 11 - 27 Preauth Debit IRS USATAXPYMT 201127 270073222173536 8,106.46 From all of us at East West Bank, we wish you a healthy and safe holiday season during these challenging times. We thank you for choosing us as your bank and look forward to continue to serve your financial needs as we start the new year together. ACCOUNT STATEMENT Page 1 of 2 STARTING DATE: November 01, 2020 ENDING DATE: November 30, 2020 Total days in statement period: 30 Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 26 of 73

OVERDRAFT/RETURN ITEM FEES Date 11 - 23 Amount 60,912.74 Date 11 - 25 Amount 11,702.92 Date 11 - 27 Amount 1,397.16 STARTING DATE: November 01, 2020 ENDING DATE: November 30, 2020 6268 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 CHINESEINVESTORS.COM INC Total for this period Total year - to - date Total Overdraft Fees $0.00 $0.00 Total Returned Item Fees $0.00 $0.00 Page 2 of 2 Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17 AC : C 3 O 1 UN : T 4 S 4 TATE D MEN e T sc Main Document Page 27 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 28 of 73

CHIN ESEINVESTORS.COM INC CHAPTER 11 DEBTOR IN POSSESSION CASE #20 - 15501 TAXE S ACCOUNT 227 W VALLEY BLVD STE 208A SAN GABRIEL CA 91776 - 3779 ** No activity this statement period ** OVERDRAFT/RETURN ITEM FEES Ending balance $7.81 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 6275 (0) Direct inquiries to: 888 895 - 5650 Account number 6275 Beginning balance $7.81 Low balance $7.81 Total additions (0) .00 Average balance $7.81 Total subtractions (0) .00 Commercial Analysis Checking Total for this period Total year - to - date Total Overdraft Fees $0.00 $0.00 Total Returned Item Fees $0.00 $0.00 From all of us at East West Bank, we wish you a healthy and safe holiday season during these challenging times. We thank you for choosing us as your bank and look forward to continue to serve your financial needs as we start the new year together. ACCOUNT STATEMENT Page 1 of 1 STARTING DATE: November 01, 2020 ENDING DATE: November 30, 2020 Total days in statement period: 30 Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 29 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 30 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 31 of 73

NEWCOINS 0455 ACCOUNT DUE TO NO TRANSACTION OCCURRED DURING NOVEMBER 1 ST TO NOVERMBER 31 ST 2020 NO STATEMENT CAN BE GENGERATED Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 32 of 73

NEWCOINS 1942 ACCOUNT DUE TO NO TRANSACTION OCCURRED DURING NOVEMBER 1 ST TO NOVERMBER 31 ST 2020 NO STATEMENT CAN BE GENGERATED Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 33 of 73

Date $715.00 ¥4,813.00 $4,740.00 ¥31,842.00 $999.00 ¥6,738.35 $1,699.00 ¥11,536.00 $3,869.00 ¥26,007.10 $3,895.00 ¥26,224.40 $459.00 ¥3,087.00 $4,863.00 ¥32,439.00 $2,258.00 ¥15,240.00 $23,497.00 ¥157,926.85 $9,049.00 ¥60,910.04 Total $32,546.00 ¥218,836.89 Petty Cash China Collection of Oct membership subscription Summary & Supporting USD RMB Client Trans # Wechat Bella $256 . 00 ¥1 , 740 . 00 10 / 31 / 2020 $459 . 00 ¥3 , 073 . 00 10 / 10 / 2020 Ben $1,140.00 ¥1 , 610 . 00 10 / 29 / 2020 ¥6 , 000 . 00 10 / 27 / 2020 $1 , 563 . 00 ¥10 , 476 . 00 10 / 26 / 2020 $700 . 00 ¥4 , 679 . 00 10 / 25 / 2020 $88 . 00 ¥598 . 00 10 / 8 / 2020 $1 , 249 . 00 ¥8 , 479 . 00 10 / 3 / 2020 Cece $999.00 ¥6,738.35 10 / 13 / 2020 Cindy $1,699.00 ¥11,536.00 10 / 11 / 2020 Jason $1,563.00 ¥348 . 00 10 / 22 / 2020 ¥10 , 093 . 50 10 / 19 / 2020 $99 . 00 ¥663 . 00 10 / 16 / 2020 $1,767.00 ¥6 , 915 . 00 10 / 13 / 2020 ¥5 , 000 . 00 10 / 12 / 2020 $440 . 00 ¥2 , 987 . 60 10 / 8 / 2020 Lily $559 . 00 ¥3 , 743 . 00 10 / 17 / 2020 $1 , 699 . 00 ¥11 , 372 . 00 10 / 09 / 2020 $88 . 00 ¥592 . 00 10 / 8 / 2020 $1 , 549 . 00 ¥10 , 517 . 40 10 / 5 / 2020 Michael $459.00 ¥1 , 987 . 00 10 / 16 / 2020 ¥1 , 100 . 00 10 / 15 / 2020 Momoco $559 . 00 ¥3 , 717 . 00 10 / 20 / 2020 $459 . 00 ¥3 , 060 . 00 10 / 20 / 2020 $3 , 098 . 00 ¥20 , 735 . 00 10 / 12 / 2020 $288 . 00 ¥1 , 927 . 00 10 / 10 / 2020 $459 . 00 ¥3 , 000 . 00 9 / 18 / 2020 Raven $559 . 00 ¥3 , 756 . 00 10 / 28 / 2020 $1 , 140 . 00 ¥7 , 689 . 00 10 / 12 / 2020 $559 . 00 ¥3 , 795 . 00 10 / 07 / 2020 Alipay Alice $559 . 00 ¥3 , 750 . 00 10 / 23 / 2020 $559 . 00 ¥3 , 727 . 00 10 / 21 / 2020 $50 . 00 ¥335 . 80 10 / 14 / 2020 $559 . 00 ¥3 , 753 . 74 10 / 14 / 2020 $1 , 767 . 00 ¥11 , 931 . 00 10 / 12 / 2020 $99 . 00 ¥668 . 00 10 / 12 / 2020 $1 , 140 . 00 ¥7 , 740 . 00 10 / 6 / 2020 $559 . 00 ¥3 , 795 . 50 10 / 6 / 2020 $99 . 00 ¥672 . 00 10 / 02 / 2020 $459 . 00 ¥3 , 116 . 00 10 / 4 / 2020 $3 , 199 . 00 ¥21 , 421 . 00 10 / 16 / 2020 Alipay Alice $50.00 ¥267.00 09/21/20 Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 34 of 73

Bella 6266980711 $256. 0 0 ¥1,740.00 $459. 0 0 ¥3,073.00 10/31/2020 wechat 10/10/2020 wechat Wechat summary: Case 2:20 - bk - 15501 - ER Desc Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Main Document Page 35 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 36 of 73

Ben 6266980573 $1,140.00 ¥1,610.00 10/29/2020 wechat ¥6,000.00 10/27/2020 $1,563. 0 0 ¥10,476.00 10/26/2020 wechat $700. 0 0 ¥4,679.00 10/25/2020 wechat $88.00 ¥598.00 g 10/8/2020 wechat $1,249. 0 0 ¥8,479.00 10/3/2020 wechat Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 37 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 38 of 73

Cece 6263100475 $999.00 ¥6,738.35 10/13/2020 wechat Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 39 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 40 of 73

Cindy 62666980026 $1,699.00 ¥11,536.00 10/11/2020 wechat Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 41 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 42 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 43 of 73

Jason 6266980582 $1,563.00 ¥348.00 10/22/2020 wechat ¥10,093.50 10/19/2020 wechat $ 9 9 . 00 ¥663.00 10/16/2020 wechat $1,767.00 ¥6,915.00 10/13/2020 wechat ¥5,000.00 10/12/2020 wechat $ 4 4 0 .00 ¥2,987.60 10/8/2020 wechat Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 44 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 45 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 46 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 47 of 73

Lily 6266980056 $ 5 5 9 .00 ¥3,743.00 10/17/2020 wechat $ 1 , 6 9 9 . 0 0 ¥11,372.00 10/09/2020 wechat $ 8 8 . 00 ¥592.00 10/8/2020 wechat $ 1 , 5 4 9 . 0 0 ¥10,517.40 10/5/2020 wechat Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 48 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 49 of 73

Michael 6267377215 $459.00 ¥1,987.00 10/16/2020 wechat ¥1,100.00 10/15/2020 Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 50 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 51 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 52 of 73

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc
Main Document Page 53 of 73

Momoco	6266980572	$559.00	¥3,717.00		10/20/2020	wechat
		$459.00	¥3,060.00		10/20/2020	wechat
		$3,098.00	¥20,735.00		10/12/2020	wechat
		$288.00	¥1,927.00		10/10/2020	wechat
		$459.00	¥3,000.00		9/18/2020	wechat


中国电信
下午5:47
35%
Momoco.chinesefn
微信号：momocop
支付
收藏
相册
卡包
表情
设置


中午12:53
支付
收付款
钱包
腾讯服务
信用卡还款
手机充值
理财通
生活缴费
Q币充值
城市服务
腾讯公益
医疗健康
限时推广
防疫健康码

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 54 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 55 of 73

Raven 6266980864 $ 5 5 9 .00 ¥3,756.00 10/28/2020 wechat $ 1 , 1 4 0 . 0 0 ¥7,689.00 10/12/2020 wechat $ 5 5 9 .00 ¥3,795.00 10/07/2020 wechat Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 56 of 73

Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 57 of 73

# ૃ՚ ͹ xia****@sina.com[2088***0156] ثސդ० # ߲ત૜׷ޙ ߊ ͹ 2020 - 10 - 01 00:00:00 ߲તৄ࠲ޙ ߊ ͹ 2020 - 10 - 31 00:00:00 ҵૃޞ୿ ݵіؗсޣ՚ ݶҵ ͧ + ҫ ݵӟ ͧ - ҫ ثސૃ ۯ 2020 - 10 - 24 09:15:26 202010222000400111003 3750 2020/10/22 11:15:53 202010222000400111002 3726.90 2020/10/17 12:55:33 202010222000400111003 21421 2020 - 10 - 15 10:26:29 202010152000400111004 335.70 2020 - 10 - 15 09:42:48 202010152000400111002 2102 2020 - 10 - 15 09:41:23 202010152000400111002 3142 2020 - 10 - 15 09:39:53 202010152000400111002 5903 2020 - 10 - 15 09:38:19 202010152000400111002 2120 2020 - 10 - 15 06:48:27 202010152000400111007 3753.74 2020 - 10 - 13 12:51:21 202010132000400111003 11931.00 2020 - 10 - 13 07:41:45 202010132000400111007 668.00 2020 - 10 - 08 13:24:24 202010082000400111002 6092 2020 - 10 - 07 10:55:12 202010072000400111007 7740.00 2020 - 10 - 06 20:42:18 202010062000400111008 3795.50 2020 - 10 - 04 18:57:18 202010062000400111006 3116 2020 - 10 - 02 00:00:26 202010062000400111006 672.00 # حӟޞ୿ ͹ 2020 - 12 - 15 11:29:04 2020 - 9 - 20 08:30:17 202010022000400111034 267 Case 2:20 - bk - 15501 - ER Alipay statement: Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 58 of 73

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 59 of 73

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
None				
			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax: 0.00

Total Wages Paid: 91,414.98

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	4,987.00		
State Withholding	2,221.49		
FICA- Employer's Share	2,262.52		
FICA- Employee's Share	2,262.52		
Federal Unemployment	0.00		
Sales and Use			
Real Property			
Other:			
TOTAL:	11,733.53	0.00

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 60 of 73

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable Post-Petition	Accounts Receivable Pre-Petition	Accounts Receivable Post-Petition
30 days or less	108,699.64		
31 - 60 days	21,719.37		
61 - 90 days	7,820.00		
91 - 120 days	75,825.37		
Over 120 days		0.00	
TOTAL:	214,064.38	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Sentinel Ins.	2,000,000.00	6/25/2021	6/25/2021
Worker's Compensation	AmGUARD Ins.	1,000,000.00	12/4/2020	12/4/2020
Casualty				
Vehicle	Ping An Prop. & Cas.	1 Million (RMB)	7/5/2021	7/5/2021
Public Liability (China)				

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Jun-2020	17,997.97	650.00	24-Jul-2020	650.00	0.00
30-Sep-2020	886,347.73	4,875.00	21-Oct-2020	4,875.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		5,525.00		5,525.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report.

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 6 of 73

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Wei Wang	7/18/2020		48,000.00
Lan Jiang	7/18/2020		15,000.00
Keevin Gillespie	7/18/2020		12,770.30
Clayton Miller	7/18/2020		7,270.30
Leung King Fai (Patrick Leung)	7/18/2020		0.00
Delray Wannemacher	7/18/2020		2,500.00
Chan Wan Yee(Shelby Chan)	7/18/2020		0.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE			

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 62 of 73

	Current Month	Cumulative Post-Petition
Sales/Revenue:		
Subscription Revenue	220,284.61	1,217,202.81 [1]
Investor Relation Revenue	0.00	51,290.32
Net Sales/Revenue	220,284.61	1,268,493.13
Operating Expenses:		
Salaries	83,414.98	607,291.10
Payroll Taxes	4,066.98	32,403.56
Employee Benefits	4,955.05	50,980.29
Bank Fees	3,105.63	8,130.67
Communications	494.19	7,796.36
Dues & Subscriiptions	451.50	2,710.68
Contract & Professional Service	45,341.75	347,837.17
Office Rent	6,072.32	32,793.63
Office Expenses	1,224.40	16,800.54
Office Meals and Pantry	0.00	412.93
Postage and Shipping	20.40	55.10
Shanghai Property Expenses	7,011.31	34,116.63
Shanghai Employee Expenses	7,719.15	41,803.75
Shanghai Tax	0.00	9,068.89
Shanghai Other	1,569.51	10,575.83
Shanghai Salary	77,166.62	319,700.21
Advertising	6,996.00	40,006.03
Depreciation Expenses	1,874.62	11,247.72
Amortization Expenses	1,089.44	6,536.66
Insurance	206.99	4,015.13
Realized Foreign Currency Gain	257.17	1,734.81
Total Operating Expenses	253,038.01	1,586,017.69
Net Gain/(Loss) from Operations	(32,753.40)	(317,524.56)
Non-Operating Income:		
Interest Income	0.00	296.30
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	53,620.38	149,531.24
Total Non-Operating income	53,620.38	149,827.54
Non-Operating Expenses:		
Mortgage Interest		
Legal and Professional (Itemize)		
Other - State tax		
Other - UST Fees	0.00	5,525.00
Total Non-Operating Expenses	0.00	5,867.19
NET INCOME/(LOSS)	20,866.98	(173,564.21)

(Attach exhibit listing all itemizations required above)

[1] As part of Debtor's cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts.

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 63 of 73

ASSETS	Current Month End	
Current Assets:		
Unrestricted Cash	162,127.60 [1]	
Accounts Recievable	0.00	
Advance to Employee	75,907.85	
Deposit in Transit-Clearing	122,890.17	
Glendale Investment	230.81	
Prepaid Expense	25,546.14	
Deposits	61,882.23	
Trading Securities	247,926.01	
Total Current Assets		696,510.81
Property, Plant, and Equipment	454,746.45	
Accumulated Depreciation/Depletion	(334,277.63)	
Net Property, Plant, and Equipment		120,468.82
Land		-
Other Assets (Net of Amortization):		
Intangible Assets		
Other (Itemize)		
Operating lease ROU	447,468.42	
Loan Receivable	3,751,428.83	
Investement	1,565,673.35	
Total Other Assets		5,764,570.60
TOTAL ASSETS		6,581,550.23
LIABILITIES		
Post-petition Liabilities:		
Accounts Payable	214,064.38	
Accured Expenses	50,213.52	
Notes Payable		
Professional fees		
Other (Itemize)		
Total Post-petition Liabilities		264,277.90
Pre-petition Liabilities:		
Accounts Payable	60,692.00	
Accrued Expenses	128,148.72	
Other Current Liabilities	2,235,919.75	
Operating Lease Liability-LT	219,568.18	
Long Term Deffered Revenue	191,784.67	
Other Longterm Debt	8,679,270.96	
Total Pre-petition Liabilities		11,515,384.28
TOTAL LIABILITIES		11,779,662.18
EQUITY:		
Pre-petition Owners' Equity	(5,024,547.74)	
Post-petition Profit/(Loss)	(173,564.21)	
TOTAL EQUITY		(5,198,111.95)
TOTAL LIABILITIES & EQUITY		6,581,550.23

[1] As part of Debtor's cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts.

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc
Main Document Page 64 of 73

	No	Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	____	X

A wire transfer, pre-scheduled on June 17,2020, was processed post-petition.

	No	Yes
2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	X	____

3. State what progress was made during the reporting period toward filing a plan of reorganization

4. Describe potential future developments which may have a significant impact on the case:

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

	No	Yes
6. Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X	____

I,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Wei Warren Wang
Principal for Debtor-in-Possession

_ _ _ DECLARATION OF MELISSA N. ARMSTRONG 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 JAMES ANDREW HINDS, JR. (SBN 71222) jhinds@hindslawgroup.com RACHEL M. SPOSATO (SBN 306045) rsposato@hindslawgroup.com THE HINDS LAW GROUP, APC 21257 Hawthorne Blvd., Second Floor Torrance, California 90503 Telephone: (310) 316 - 0500 Facsimile: (310) 792 - 5977 General Bankruptcy Counsel for Chineseinvestors.com, Inc., Chapter 11 Debtor and Debtor - in - possession UNITED STATES BANKRUPTCY COURT CENTRAL DISTRICT OF CALIFORNIA LOS ANGELES DIVISION In re: CHINESEINVESTORS.COM, INC., Debtor. Case No.: 2:20 - bk - 15501 - ER (Chapter 11) DECLARATION OF MELISSA N. ARMSTRONG REGARDING EFFORTS TO OPEN AN ACCOUNT AT EAST WEST BANK IN CHINA PURSUANT TO THE COURT’S ORDER GRANTING IN PART AND DENYING IN PART THE DEBTOR’S MOTION FOR ORDER AUTHORIZING THE DEBTOR TO CONTINUE USING EXISTING CASH MANAGEMENT SYSTEM INCLUDING PREPETITION CHINESE BANK ACCOUNTSNUNC PRO TUNC [DOCKET NO. 202] / / / / / / / / / / / / / / / / / / Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 65 of 73

1 DECLARATION OF MELISSA N. ARMSTRONG 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 I, Melissa Armstrong, declare and state as follows: 1. I am a member of the State Bar of the State of California, I am over the age of 18, and I have been General Counsel for the debtor and debtor - in - possession herein, CHINESEINVESTORS.COM (hereinafter referred to as the “Debtor”). I make this declaration is support of the Debtor’s efforts to open an account at East West Bank in China pursuant to the pursuant to the Court’s Order Granting In Part And Denying In Part The Debtor’s Motion For Order Authorizing The Debtor To Continue Using Existing Cash Management System Including Prepetition Chinese Bank Accounts nunc pro tunc [Docket No. 202] (the “Order”). 2. I have been authorized by the Debtor to submit this Declaration. Except as otherwise indicated, all facts set forth in this Declaration are based upon my personal knowledge, my discussions a Senior Customer Service Specialist in the Reorganizations Department, responsible for DIP Accounts, at East West Bank located at 135 N Los Robles Ave Suite 100, Pasadena, CA 91101. If called as a witness, I could and would competently testify to the facts set forth in this Declaration. 3. In my capacity as counsel to the Debtor upon learning of the Court’s ruling, on or about November 19, 2020, I reached out to Sharon Jones, Senior Customer Service Specialist, SDS Operations, Reorganization Department at East West Bank in Pasadena, advised her of the request that ChineseInvestors.com, Inc. open up an account at East West Bank in Shanghai, China because the U.S. Trustee hopes that an East West Account established in China can be linked with the Debtor's current US DIP Account at East West Bank. 4. Ms. Jones promptly replied to my written request stating “[d]ue to different Banking regulations between the U.S.A. and China we will not be able to link the accounts to one another. We have no visibility or access to any accounts in China and likewise on their end. While I am sure that China would love to have the business, we have no way of accommodating the U.S. Trustee’s needs to link the accounts.” A true and correct copy of this email exchange is attached hereto as Exhibit A and incorporated herein by reference. Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 66 of 73

2 DECLARATION OF MELISSA N. ARMSTRONG 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 5. Given this information, it would be a waste of time and resources for the Debtor’s China Office to dedicate further time to attempting to open an account at East West Bank in China which will require significant time given the nature of the information that needs to be provided, the government approvals needed and the inability to know with any certainty how long the process will take, which time could be spent on revenue generating activities. I declare under penalty of perjury and the laws of the United States of America that the foregoing is true and correct to the best of my knowledge information and belief. Executed this 10 th day of December 2020 at Los Angeles, California. Melissa Armstrong Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 67 of 73

3 DECLARATION OF MELISSA N. ARMSTRONG 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 EXHIBIT A Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 68 of 73

https://mail.google.com/mail/u/0?ik=6fd6132a9f&view=pt&search=all&permthid=thread - a%3Ar - 4716149762528128802%7Cmsg - f%3A1683820598 116… 1/3 Melissa Armstrong <mycreativelawyer@gmail.com> RE: CHINESEINVESTORS.COM, INC. DIP ACCOUNT 1 message Thu, Nov 19, 2020 at 12:07 PM * Reorganization Services <ReorganizationServices@eastwestbank.com> To: Melissa Armstrong <mycreativelawyer@gmail.com>, * Reorganization Services <ReorganizationServices@eastwestbank.com> Cc: Warren Wang <chinese.warrenwang@gmail.com> Hello Melissa, Yes you are absolutely correct. Due to diﬀerent Banking regulations between the U.S.A. and China we will not be able to link the accounts to one another. We have no visibility or access to any accounts in China and likewise on their end. While I am sure that China would love to have the business, we have no way of accommodating the U.S. Trustee’s needs to link the accounts. Thank you, Sharon Jones Sr. Customer Svc. Specialist SDS Operations Main: 626.768.6431 Sharon.Jones@eastwestbank.com 12/10/2020 Case 2:20 - bk - 15501 - ER Desc Doc Gm 2 a 6 il 3 - RE: F C i H le IN d ES 1 E 2 IN / V 1 E 5 S / T 2 O 0 RS.C E O n M t , e IN r C e . d DI 1 P 2 A / C 1 C 5 O / U 2 N 0 T 17:31:44 Main Document Page 69 of 73

https://mail.google.com/mail/u/0?ik=6fd6132a9f&view=pt&search=all&permthid=thread - a%3Ar - 4716149762528128802%7Cmsg - f%3A1683820598 116… 2/3 Pasadena, CA 91101 Read our Digital Magazine Reach Further From: Melissa Armstrong [mailto: mycreativelawyer@gmail.com ] Sent: Thursday, November 19, 2020 10:50 AM To: * Reorganization Services <ReorganizationServices@EastWestBank.com > Cc: Warren Wang < chinese.warrenwang@gmail.com > Subject: CHINESEINVESTORS.COM , INC. DIP ACCOUNT To Whom It May Concern: I am counsel for ChineseInvestors.com, Inc. and I am also authorized on the Company's DIP Account at East West Bank opened at the Pasadena Branch. In addition to its US Office, ChineseInvestors has a representative office in Shanghai that currently banks with the Bank of China. The US Trustee has requested that ChineseInvestors.com, Inc. open up an account at East West Bank in Shanghai, China to replace its existing Bank of China Account becuse she is under the impression that an East West Account establihed in China can be linked with the Company's current US DIP Account at East West Bank. It is our understanding that due to the separate and distinct banking regulations in the US and China, even if the company were to open an account at East West Bank in China, the accounts cannot be linked and share information. Please advise if this is possible before we embark upon opening a new East West Account in Shanghai, China. Thank you in advance for your promt attention to this matter. Melissa N. Armstrong, Esq. 7332 Pacific View Dr. Los Angeles, CA 90068 Cal SBN 213928/Cal BRE 02014546 MyCreativeLawyer@gmail.com (619)865 - 9468 12/10/2020 Case 2:20 - bk - 15501 - ER 135 N. Los Robles Ave., 6th Fl. Desc Doc Gm 2 a 6 il 3 - RE: F C i H le IN d ES 1 E 2 IN / V 1 E 5 S / T 2 O 0 RS.C E O n M t , e IN r C e . d DI 1 P 2 A / C 1 C 5 O / U 2 N 0 T 17:31:44 Main Document Page 70 of 73

https://mail.google.com/mail/u/0?ik=6fd6132a9f&view=pt&search=all&permthid=thread - a%3Ar - 4716149762528128802%7Cmsg - f%3A1683820598 116… 3/3 PLEASE READ: The information contained in this e - mail is confidential and intended for the named recipient(s) only. If you are not an intended recipient of this e - mail you must not copy, distribute or take any further action in reliance upon it and you should delete it and notify the sender immediately. E - mail is not a secure method of communication. East West Bank cannot accept responsibility for the accuracy or completeness of this message or any attachment(s). This e - mail is intended for information purposes only and is not a solicitation or offer to buy or sell securities or related financial instruments. 12/10/2020 Case 2:20 - bk - 15501 - ER Doc Gm 2 a 6 il 3 - RE: F C i H le IN d ES 1 E 2 IN / V 1 E 5 S / T 2 O 0 RS.C E O n M t , e IN r C e . d DI 1 P 2 A / C 1 C 5 O / U 2 N 0 T 17:31:44 Desc The information contained in (and attached to) th M is a e - i m n ai D l is o in c t u en m de e d n on t ly for P th a e g pe e rso 7 n 1 al a o n f d 7 co 3 nfidential use of the designated recipient(s) named above. This message may be an attorney/client communication and as such is privileged and confidential. If the reader o f t his message is not the intended recipient, you are hereby notified that you have received this document in error and that any review, dissemination, distribution or copying of this message is strictly prohibited. If you received this communication in error, please notify us immediately by reply e - mail, and delete the original message (including attachments).

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California. June 2012 F 9013 - 3.1.PROOF.SERVICE Service information continued on attached page 2. SERVED BY UNITED STATES MAIL : On ( date) , I served the following persons and/or entities at the last known addresses in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States mail, first class, postage prepaid, and addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page 3. SERVED BY EMAIL (state method for each person or entity served) : Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on ( date ) , I served the following persons and/or entities by personal delivery, overnight mail service, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on, or overnight mail to, the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct. December 15, 2020 Mayra Duran Date Printed Name /s/ Mayra Duran Signature Case 2:20 - bk - 15501 - ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc Main Document Page 72 of 73 PROOF OF SERVICE OF DOCUMENT I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is: 21257 Hawthorne Blvd., Second Floor, Torrance, CA 90503 A true and correct copy of the foregoing document MONTHLY OPERATING REPORT will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005 - 2(d); and (b) in the manner stated below: 1 . TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF) : Pursuant to controlling General Orders and LBR, the foregoing document will be served by the court via NEF and hyperlink to the document. On ( date ) December 15, 2020 , I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following persons are on the Electronic Mail Notice List to receive NEF transmission at the email addresses stated below:

Case 2:20-bk-15501-ER Doc 263 Filed 12/15/20 Entered 12/15/20 17:31:44 Desc
Main Document Page 73 of 73

1. **TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF)**:

- **James Andrew Hinds** jhinds@hindslawgroup.com, mduran@hindslawgroup.com
- **Lior Katz** lior@katzlaw.com
- **Crystle Jane Lindsey** crystle@wsrlaw.net, crystle@cjllaw.com;gabby@wsrlaw.net;eduardo@wsrlaw.net
- **Joshua Mandell** joshua.mandell@akerman.com, evelyn.duarte@akerman.com;masterdocketlit@akerman.com;robert.diwa@akerman.com;connie.harris@akerman.com
- **James R Selth** jim@wsrlaw.net, jselth@yahoo.com;eduardo@wsrlaw.net;gabby@wsrlaw.net;vinnet@ecf.inforuptcy.com
- **Rachel M Sposato** rsposato@hindslawgroup.com, mduran@hindslawgroup.com
- **Joseph Trenk** trenklaw@gmail.com
- **United States Trustee (LA)** ustpregion16.la.ecf@usdoj.gov
- **Larry D Webb** Webblaw@gmail.com, larry@webblaw.onmicrosoft.com
- **Daniel J Weintraub** dan@wsrlaw.net, vinnet@ecf.inforuptcy.com;gabby@wsrlaw.net;eduardo@wsrlaw.net
- **David Wood** dwood@marshackhays.com, dwood@ecf.courtdrive.com;lbuchananmh@ecf.courtdrive.com;kfrederick@ecf.courtdrive.com
- **Claire K Wu** ckwu@sulmeyerlaw.com, mviramontes@sulmeyerlaw.com;ckwu@ecf.courtdrive.com;ckwu@ecf.inforuptcy.com
- **Hatty K Yip** hatty.yip@usdoj.gov, hatty.k.yip@usdoj.gov

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

June 2012 **F 9013-3.1.PROOF.SERVICE**